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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 16, 2005


                             SECURED SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                     001-12536                   11-2964894
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     (STATE OR OTHER                (COMMISSION                (IRS EMPLOYER
     JURISDICTION OF                FILE NUMBER)             IDENTIFICATION NO.)
     INCORPORATION)

                         110 WILLIAMS STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 227-9696
                                                           --------------

 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS;

         (b) - (c) On November 16, 2005, at a meeting of the Board of Directors of Secured Services, Inc. ("Secured") duly called on such date the Board (i) appointed Edward G. Schwartz as a new member, effective as of November 21, 2005, to fill the vacancy on the Board created by the resignation of Michael Dubreuil on the meeting date; (ii) reinstated Jane Dietze to the position of Interim Chief Financial Officer; and (iii) delayed the effective date of John Lund taking the position of Chief Financial Officer until December 1, 2005. During the time until the effective date of his taking office Mr. Lund will remain employed by Secured as Vice President of Finance.

         The business experience and qualifications of Edward Schwartz is as follows:

         EDWARD G. SCHWARTZ, age 45, since July 2005, has been the of chief technology officer for ManTech Securities Technologies Corporation. Mr. Schwartz has 25 years of experience in information technology, including security, data privacy, risk management, compliance, engineering, technical operations and program management and has held the following positions during the last five years, (i) from June 2003 through July 2005, he was the chief technology officer for Securevision LLC, (ii) from February 2002 through June 2003, he was the executive vice-president of operations of the information security practice at Predictive Systems, Inc., (iii) from December 2000 through February 2002, he was senior vice-president and chief operating officer at Guardent, Inc. and (iv) from July 1999 through December 2000, he was a vice-president and chief information security officer at Nationwide Insurance Enterprise. While at Predictive Systems, Inc., Mr. Schwartz managed a team of 80 consultants and engineers and was responsible for increasing net operating income from 4% to 33% on revenues of $16 million. Mr. Schwartz serves as an advisor for a number of public and private organizations and U.S. Government sponsored activities, including LogiKeep Corporation, Information Privacy Trust, and the Workgroup for the Computerization of Behavioral Health and Human Services Records. During his career, Mr. Schwartz has achieved numerous technical and engineering certifications.

ITEM 8.01: OTHER EVENTS.

         On November 28, 2005, Secured will issue a press release announcing the appointment of Edward G. Schwartz as a new member of the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:

EXHIBIT
NUMBER                            DESCRIPTION
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99.1             Press release dated November 28, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Secured Services, Inc.


Dated:  November 22, 2005                By:      /s/ ROBERT SKINNER
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                                             Robert Skinner
                                             Chief Executive Officer